EXHIBIT 99.1
                           DECORATOR INDUSTRIES, INC.
                    CERTIFICATE REQUIRED BY 18 U.S.C. ss.1350





                                  CERTIFICATION

As required by 18 U.S.C. ss.1350, the undersigned certify that this Report on Form 10-Q fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in this Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the registrant.



 Date: August 12, 2002         By: /s/  William A. Bassett
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                               William A. Bassett, Chief Executive Officer


 Date: August 12, 2002         By: /s/  Michael K. Solomon
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                               Michael K. Solomon, Chief Financial Officer